UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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SUPPORTSOFT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 6, 2009, SupportSoft, Inc. (the “Company” or “SupportSoft”) sent the following message to its customers in connection with the announcement that the Company had entered into an Asset Purchase Agreement with Consona Corporation and had agreed to sell its Enterprise business to Consona:

Valued Customer,

I want to personally inform you of some exciting news. Earlier today, SupportSoft announced that we have entered into an agreement to sell our Enterprise software business to Consona Corporation (“Consona”). Included in the transaction are SupportSoft products used by digital service providers, corporate IT departments and managed service providers to resolve technical problems for their customers and employees.

Consona is a substantial, financially sound company that provides software and services to more than 4,500 companies, ranging from small businesses to Global 2000 enterprises, across a variety of industries. Consona’s Customer Relationship Management (CRM) division offers a suite of software and services that drive the customer experience—with a specialty in after-sale interactions in customer service and support.

The acquisition is subject to customary closing conditions, including stockholder approval, and is expected to close in the second quarter of 2009. Until the deal closes, each company will continue to operate independently, and it is business as usual.

The combined product set of enabling technologies from SupportSoft and Consona will drive broader features and capabilities into your current SupportSoft products. Consona has emphasized to me that it is committed to continued investment in SupportSoft’s existing and future product pipeline. In addition to an extended solution offering, Consona will also bring a broadened worldwide sales and service presence, expanded industry, product and process expertise and substantial resources for growth.

Between now and the expected completion of the transaction, there will be no changes to your existing SupportSoft contacts or processes. After the closing, as the business transitions to Consona, we will give you advanced notice of any changes. Both Consona and SupportSoft are committed to working closely together to ensure you have access to the information, products, services and support you need to run your business.

In the coming weeks, our energy and resources will focus on making this transition as seamless as possible. All of us at SupportSoft appreciate your trust and, along with Consona, will continue to work hard to earn your business by remaining fully committed to our existing customers and markets, as well as maintaining and increasing the quality of innovation, support, and service you have come to expect.

Should you have any questions please feel free to contact me or your local sales representative directly. We will continue to stay in close touch and keep you informed of additional information as it is available.

Thank you,

Josh Pickus

President and CEO

SupportSoft, Inc.

Important Additional Information Will Be Filed With The SEC

SupportSoft plans to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed sale of the Enterprise Business and the other corporate matters described therein. The proxy statement will contain important information about SupportSoft, Consona Corporation, the proposed sale of the Enterprise Business and the other corporate matters described therein. Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the Enterprise Business and the other corporate matters described therein.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by SupportSoft through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement from SupportSoft by contacting Maura Burns at maura.burns@supportsoft.com or (650) 556-8992.

SupportSoft and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the Enterprise Business and the other corporate matters set forth in the proxy statement. Information regarding SupportSoft’s directors and executive officers and their ownership of SupportSoft’s shares is contained in SupportSoft’s Annual Report on Form 10-K for the year ended December 31, 2008, and is supplemented by other public filings made, and to be made, with the SEC. A more complete description will be available in the proxy statement filed in connection with the proposed sale of the Enterprise Business. Investors and security holders may obtain additional information regarding the direct and indirect interests of SupportSoft and its directors and executive officers with respect to the proposed sale of the Enterprise Business by reading the proxy statement and other filings referred to above.

Forward-looking statements

This message contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results contemplated by such statements could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to stockholder approval; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, SupportSoft’s business may not perform as expected due to transaction-related uncertainty or other factors; that Consona is unable to successfully implement integration strategies; and other risks that are described in SupportSoft’s Securities and Exchange Commission reports, including but not limited to those risks described in the “Risk Factors” section in its most recent Annual Report on Form 10-K, filed with the SEC on March 13, 2009. You can locate these filings on the Investor Relations page of SupportSoft’s website, http://www.supportsoft.com/Company/investor_relations.html.